Summary Prospectus dated December 20, 2019

EventShares U.S. Legislative Opportunities ETF

PLCY

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus and statement of additional information, each dated December 20, 2019, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at www.eventsharesfunds.com/plcy; by calling EventShares at 877-539-1510 or by sending an email request to info@EventShares.com.

EVENTSHARES U.S. LEGISLATIVE OPPORTUNITIES ETF
Investment Objective
The EventShares U.S. Legislative Opportunities ETF’s (the “Fund”) objective is to seek capital appreciation by investing in market segments that Active Weighting Advisors LLC (the “Advisor”) believes will be impacted by U.S. government policy and regulation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association or over-the- counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%
Other Expenses(2)	0.10%
Total Annual Fund Operating Expenses	0.85%
Fee Waiver(3)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	0.75%
(1) Restated to reflect the Fund’s contractual management fee effective October 15, 2019.

(2) Restated to reflect current fees.
(3) The Advisor has contractually agreed, through at least December 31, 2020, to waive or reduce its fees and to assume other expenses of the Fund, as necessary, in an amount that limits the Fund’s Total Annual Fund Operating Expenses (exclusive of interest, taxes and governmental fees, brokerage fees, commissions, acquired fund fees, dividend payments on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 0.75% of the average daily net assets of the Fund. The Fund may terminate the Expense Limitation Agreement at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees or the brokerage commissions that you pay when purchasing or selling Shares of the Fund. If the fees and commissions were included, your costs would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$77	$261	$462	$1,040
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 217% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective of capital appreciation by investing primarily in equity securities traded in the U.S. markets. Under normal circumstances, the Fund will invest at least 80% of its total assets in the securities of issuers domiciled in the U.S. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed without shareholder approval.
The Fund typically holds securities of a limited number of issuers, generally 30 to 150, and invests in issuers with a market capitalization greater than $250 million USD. The Fund may, to a limited extent, invest in equity securities traded in non-U.S. markets, including emerging market securities. The Fund will be subject to active turnover, generally on a quarterly basis, throughout market cycles based on the outlook of the Advisor. At the discretion of the Advisor, the Fund may actively add and remove positions intra-quarter based on changing market conditions. While investing in a particular market sector is not a strategy of the Fund, its portfolio may be significantly invested in one or more sectors as a result of the security selection decisions made pursuant to its strategy. As of August 31, 2019, a significant portion of the Fund’s portfolio was comprised of companies in the industrials sector, although this may change from time to time.
Investment Objective Definition
The Fund takes positions in securities that are expected by the Advisor to appreciate in value as a result of U.S. government regulations, trade policies and fiscal spending (“Policy and Regulation Themes”). The Advisor will, based on its discretionary analysis, identify themes it views as Policy and Regulation Themes. As of the date of this Prospectus, examples of Policy and Regulation Themes include, but are not limited to, budgets, legislative bills, executive actions, or government agency regulations that change:

•	the budget priorities and appropriations, such as defense, border security, or federal and state healthcare spending, of the U.S. government;

•	the status of any new or existing trade agreements between the U.S. and a foreign country or countries;

•	the levels of import or export taxes or tariffs levied by the U.S. on certain products based on the industry or sector related to a product and/or the country of origin of a product;

•	the regulation of an industry or sector, such as environmental use and permits, pharmaceutical product approval, and financial industry regulatory asset thresholds; and

•	the current U.S. Internal Revenue Code of 1986, as amended (the “Code”), including corporate and individual tax rates, the use of tax credits and expense categories allowed as deductions.
Security Selection Process
In its fundamental research process, the Advisor searches for sectors and issuers that it views as directly exposed to Policy and Regulation Themes. The Advisor’s research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and capture trends that have implications for individual issuers or entire sectors. During this fundamental research process, the Advisor screens for issuers that have the potential to either experience significant multi-year earnings growth or significant business model disruption due to Policy and Regulation Themes.
Each security will be assigned to an applicable Policy and Regulation Theme, with different Policy and Regulation Themes containing different numbers of individual securities. The Fund initiates long positions in the securities of issuers (or sectors) that the Advisor believes will appreciate in value as a result of the implementation of such Policy and Regulation Themes.
The Advisor identifies the targeted weight for a Policy and Regulation Theme by scoring its legislative progress, sponsoring party’s ability and authority to act, and projected implementation timeline. Policy and Regulation Themes with more advanced legislative progress, clear sponsoring party ability and authority to act, and near-term implementation timelines are weighted higher. Securities within each Policy and Regulation Theme are weighted based on a combined fundamental and revenue exposure score. The fundamental score ranks each company on metrics such as growth, valuation, momentum, and quality. The revenue exposure score ranks companies based on their percentage of revenue exposed to the Policy and Regulation Theme. Securities with a higher fundamental score and more revenue exposure to the Policy and Regulation Theme are weighted higher.
Policy and Regulation Theme and individual security weights are generally reviewed and rebalanced quarterly.

In determining whether to exit an investment position of the Fund, the Advisor uses the same type of analysis it uses in initiating a position. The Advisor continuously reviews each security for exposure to its associated Policy and Regulation Theme. If a security, based on the Advisor’s discretionary analysis, is determined to no longer be exposed to its associated Policy and Regulation Theme or if the investment position has appreciated in value as compared to the Advisor’s expectations, the Fund will exit the investment position by selling the security. Additionally, if the Advisor removes a Policy and Regulation Theme from consideration in constructing the portfolio, the investment positions relating to such theme will be exited.
The Fund may also invest in commodities positions through exposure obtained through exchange-traded funds.
The Fund will be constructed and managed in accordance with the Advisor’s current views of Policy and Regulation Themes. The failure of the U.S. government to take positive action on Policy and Regulation Themes may negatively impact the Fund’s portfolio. The Advisor does not intend to hedge the portfolio against, or otherwise take defensive positions with respect to, failure of the U.S. government to take positive action on Policy and Regulation Themes.
For additional information about the Fund’s principal investment strategies, including the thematic research and the security selection processes, see “Description of the Principal Strategies of the Fund.”
Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. Therefore, you should consider carefully the following risks before investing in the Fund. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Fund.”
LOSING ALL OR A PORTION OF YOUR INVESTMENT IS A RISK OF INVESTING IN THE FUND. FAILURE OF THE GOVERNMENT TO TAKE POSITIVE ACTION ON POLICY AND REGULATION THEMES, AS WELL AS OTHER FACTORS BESIDES GOVERNMENT ACTION, MAY RESULT IN LOSSES.

The following additional risks could affect the value of your investment:
Asset Allocation Risk. The Fund’s investment performance depends upon the successful allocation by the Fund’s management team of the Fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the management team’s allocation techniques and decisions will produce the desired results. The Fund’s selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Authorized Participant Risk. Only certain large institutions (each, an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that those Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with the Fund and no other Authorized Participant is able to step forward to engage in creation and redemption transactions with the Fund, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting. This risk may be enhanced to the extent the securities held by the Fund are traded outside of a collateralized settlement system, such as with certain debt securities and non-U.S. securities.
Commodities Risk. Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities, and exposure to commodities can cause the net asset value of the Fund Shares to decline or fluctuate in a rapid and unpredictable manner.
Developed Countries Risk. Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector), and a prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which the Fund has exposure. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Emerging Markets Risk. The Fund’s investments in securities of issuers in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business, and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation, or currency devaluation.
Equity Securities Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of such issuer.
Exchange-Traded Fund Risk. The Fund may invest in ETFs. The Fund’s investment in an ETF is exposed to additional expenses, underlying risks and market structure risks that relate to such ETF.
Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in market value of the Fund’s holdings. The market prices of the Fund’s Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for the Shares on the Exchange. The Advisor cannot predict whether Shares will trade below, at, or above their NAV, and an investor may sustain losses if Shares are purchased at a time when their market price is at a premium (above) their NAV, or sold at a time when their market price is at a discount to (below) their NAV.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.
Industrials Sector Risk. The industrials sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services and for industrial sector products in general, product obsolescence, rapid technological developments, international political and economic developments, claims for environmental damage or product liability, tax policies, and government regulation.
Issuer Risk. From time to time the Fund may have exposure to a limited number of issuers. During such times, the Fund is more susceptible to the risk that an issuer’s securities may decline in value.

Large-Capitalization Securities Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Management Risk. Your investment in the Fund varies with the success and failure of the Fund management team’s investment strategies and the Fund management team’s research, analysis, and determination of portfolio securities. If the Advisor’s investment strategies, including its stop loss and goal setting process, do not produce the expected results, the value of the Fund would decrease.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Model Risk. There can be no assurance that any particular model or investment strategy for security selection or analysis of political, policy or economic themes, including those devised by the Advisor, will be profitable for the Fund, and may result in a loss of principal.
Political and Social Risk. Unanticipated political or social developments may result in sudden and significant investment losses. Political and social developments that are anticipated but at odds with the Fund’s theme may result in sudden and significant investment losses.
Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the political and economic markets of these geographic areas and may adversely affect their economies.
Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units,” which are expected to be worth in excess of $500,000 each. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more or equal to their NAV. See “Market Trading Risk.”
Small- and Medium-Sized Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.
Tax Risk. In order for the Fund to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code, the Fund must, amongst other requirements described in the SAI, derive at least 90% of its gross income each taxable year from qualifying income (the “Qualifying Income Test” which is described in more detail in the SAI). Certain of the Fund’s investments in commodities positions through exposure obtained through exchange-traded vehicles may not generate qualifying income. The Fund will seek to restrict the resulting income from such investments so that, when combined with its other non-qualifying income, the Fund’s non-qualifying income is less than 10% of its gross income. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the Qualifying Income Test, or may not be able to accurately predict the non-qualifying income from these investments.
Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31, 2018. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.eventsharesfunds.com or by calling the Fund toll-free at 877-539-1510.

The Fund’s calendar year-to-date return as of September 30, 2019 was 13.53%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 8.13% for the quarter ended September 30, 2018, and the lowest return for a calendar quarter was -17.13% for the quarter ended December 31, 2018.

Average Annual Total Returns
(For the periods ended December 31, 2018)

	1 Year	Since Inception (10/16/2017)
Return Before Taxes Based on NAV	-10.34%	-3.56%
Return After Taxes on Distributions	-10.44%	-3.65%
Return After Taxes on Distributions and Sale of Fund Shares	-6.04%	-2.70%
S&P MidCap 400 Index TR (reflects no deduction for fees, expenses, or taxes)	-11.08%	-5.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Advisor. Active Weighting Advisors LLC is the Fund’s investment advisor and is responsible to the Fund for its day-to-day investment management.
Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is Benjamin Phillips, Chief Investment Officer of the Advisor. Mr. Phillips has served as portfolio manager of the Fund since the Fund’s commencement of operations in 2017.
Purchase and Sale of Fund Shares
The Fund is an ETF. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units comprised of blocks of 25,000 Shares, or whole multiples thereof. Shares are not individually redeemable, and may only be issued to or redeemed by or through Authorized Participants. The Fund’s Creation Units are issued and redeemed principally “in-kind” for securities included in the Fund, but may also be issued and redeemed for cash. Retail investors may acquire Shares on the Cboe BZX through a broker-dealer. Shares of the Fund trade on the Secondary Market at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.
Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.